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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                      METLIFE INVESTORS INSURANCE COMPANY
                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                      SUPPLEMENT DATED NOVEMBER 12, 2007
                                      TO
            PROSPECTUSES DATED APRIL 30, 2007 AND NOVEMBER 9, 2006
      (METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE) (AS SUPPLEMENTED)

This supplement describes changes to certain investment portfolios for the Series/Class XC, VA, L, L - 4 Year, and C products issued by MetLife Investors
USA Insurance Company, MetLife Investors Insurance Company, and First MetLife
Investors Insurance Company ("we," "us," or "our"). This supplement provides information in addition to that contained in the prospectuses dated April 30, 2007 (as supplemented) and November 9, 2006 (Metlife Investors Variable Annuity
Account Five only) (as supplemented). Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite
1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

1. NEW PORTFOLIO

The Rainier Large Cap Equity Portfolio (Class B) of Met Investors Series Trust is expected to be available on or about November 12, 2007. In the "Investment
Portfolio Expenses" table under "Met Investors Series Trust," add the following:

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
                                                     TOTAL   CONTRACTUAL NET TOTAL
                                  12B-1/            ANNUAL     EXPENSE    ANNUAL
                       MANAGEMENT SERVICE  OTHER   PORTFOLIO SUBSIDY OR  PORTFOLIO
                          FEES     FEES   EXPENSES EXPENSES   DEFERRAL   EXPENSES
-                      ---------- ------- -------- --------- ----------- ---------
Rainier Large Cap
  Equity Portfolio*...    0.68%    0.25%    0.06%    0.99%      0.00%      0.99%

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* Fees and expenses are estimated for the fiscal year ending December 31, 2007.

In Appendix B, "Participating Investment Portfolios," add the following to the list of portfolios under "MET INVESTORS SERIES TRUST":

    RAINIER LARGE CAP EQUITY PORTFOLIO

    SUBADVISER: Rainier Investment Management, Inc.

    INVESTMENT OBJECTIVE: The Rainier Large Cap Equity Portfolio seeks to maximize long-term capital appreciation.

2. PORTFOLIO CLOSURE

The Oppenheimer Capital Appreciation Portfolio of Met Investors Series Trust is closed for new allocations of purchase payments and transfers of account value
(except for existing automatic rebalancing and dollar cost averaging programs).

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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
5 Park Plaza, Suite 1900                              Telephone: (800) 343-8496
Irvine, CA 92614

                                                                    SUPP-MS1107